                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


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

Date of report (Date of earliest event reported)       April 17, 1998 (February 3, 1998)
                                                    ----------------------------------------
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                          RENTAL SERVICE CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

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


              DELAWARE                                       000-21237                          33-0569350
-------------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction of Incorporation)        (Commission File Number)       (I.R.S. Employer Identification No.)
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       6929 East Greenway Parkway, Suite 200, Scottsdale, Arizona       85254
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        (Address of Principal Executive Offices)                      (Zip Code)


                                (602) 905-3300
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             (Registrant's Telephone Number, including Area Code)


        14505 North Hayden Road, Suite 322, Scottsdale, Arizona  85260
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         (Former Name or Former Address, if Changed Since Last Report)

THE CURRENT REPORT ON FORM 8-K OF RENTAL SERVICE CORPORATION DATED FEBRUARY 18, 1998 IS HEREBY AMENDED TO INCLUDE THE ADDITION OF THE FOLLOWING INFORMATION:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired

         The audited financial statements of JDW Enterprises, Inc. d.b.a Valley Rentals ("Valley") as of December 31, 1996 and 1997 and for the years then ended are attached as Exhibit 99.1 to this Current Report on Form 8-K.

     (b) Pro Forma Financial Information

         The unaudited pro forma consolidated financial data of Rental Service Corporation, including the acquisition of Valley, is attached as
         Exhibit 99.2 to this Current Report on Form 8-K.

     (c) Exhibits


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

       EXHIBIT NUMBER                                  DESCRIPTION
       --------------           -----------------------------------------------------------
            23.1                Consent of Weintraub & Morrison, P.C.

            99.1                Audited Financial Statements of JDW Enterprises, Inc. d.b.a
                                Valley Rentals as of December 31, 1996 and 1997 and for the
                                years then ended.

            99.2                Rental Service Corporation Unaudited Pro Forma Consolidated
                                Financial Data.
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

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RENTAL SERVICE CORPORATION



Date: April 17, 1998                     By:     /s/ Robert M. Wilson
                                              ----------------------------------
                                                 Robert M. Wilson
                                                 Senior Vice President
                                                 Chief Financial Officer

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

                                 EXHIBIT INDEX


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


     EXHIBIT NUMBER                                 DESCRIPTION
     --------------        --------------------------------------------------------------

          23.1             Consent of Weintraub & Morrison, P.C.

          99.1             Audited Financial Statements of JDW Enterprises, Inc. d.b.a
                           Valley Rentals as of December 31, 1996 and 1997 and for the
                           years then ended.

          99.2             Rental Service Corporation Unaudited Pro Forma Consolidated
                           Financial Data.
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